Exhibit 99.2

QXO Announces Leadership Team and Board of Directors

GREENWICH, Conn. — June 6, 2024 — Brad Jacobs, chairman and chief executive officer of QXO, Inc. (Nasdaq: QXO), today announced the appointment of eight executives and six members of its board of directors, effective immediately. QXO entered the $800 billion building products distribution industry today when Jacobs led a $1 billion equity investment to completion. Ihsan Essaid was previously announced as QXO’s incoming chief financial officer.

Brad Jacobs said, “I’ve known these leaders for many years and have great confidence in their ability to grow QXO into a tech-forward leader in building products distribution. We have a world-class executive team pursuing shareholder value out of the gate!”

These eight leaders have extensive experience executing growth strategies at scale, including roles with three of Jacobs’ prior public companies:

●	Josephine Berisha, chief human resources officer—Berisha has more than two decades of senior HR experience with global companies, including human capital management, performance management, compensation and benefits, and workforce planning and analysis. She previously served as chief human resources officer for XPO, Inc. from 2020 to 2023, following three years as senior vice president, compensation, benefits and workforce analytics. Prior to XPO, during 18 years with Morgan Stanley, she held various HR leadership positions, including managing director, head of corporate compensation and executive pay design from 2013 to 2017.

●	Joe Checkler, senior vice president, communications—Checkler most recently served as vice president of communications for XPO, Inc., where he led the corporate and investor communications organization from 2018 to 2022. Prior to XPO, he was a media relations executive with Peppercomm Inc. from 2015 to 2018. He began his career with an 11-year tenure as a reporter for Dow Jones & Company, where he covered business and financial news for The Wall Street Journal.

●	Matt Fassler, chief strategy officer—Fassler was chief strategy officer of XPO, Inc. from 2018 through 2022 during the company’s strategic transformation in North America, and currently serves as a member of the board of directors of GXO Logistics, Inc., which was spun off from XPO. Previously, he spent more than 20 years at Goldman Sachs in global investment research as a managing director and business unit leader for the consumer sector from 2007 to 2018, and managing director, co-business unit leader for the retail sector from 2004 to 2007.

●	Austin Landow, executive vice president—Landow is managing director of Jacobs Private Equity, LLC with responsibility for leading strategic projects. He joined XPO, Inc. from 2019 to 2023, and was instrumental in helping the company spin off GXO Logistics, Inc. and RXO, Inc. Earlier in his career, he was responsible for real estate investing while with Stockbridge Capital Group, LLC, and worked in the distressed debt and private equity groups at Cerberus Capital Management.

●	Mark Manduca, chief investment officer—Manduca previously served as chief investment officer of GXO Logistics, Inc. from 2021 to 2023, with responsibility for managing relationships within the investment community. Prior to GXO, he held senior positions with leading investment banks, including Citigroup in London, where he was managing director in equity research from 2018 to 2021. Earlier, he led various sector-specific research teams for Bank of America Merrill Lynch.

●	Eduardo Pelleissone, chief transformation officer—Pelleissone most recently led operations in the Americas and Asia Pacific for GXO Logistics, Inc. from 2021 to 2024, after serving as chief transformation officer for GXO’s parent company, XPO, Inc. Prior to XPO, he was executive vice president of global operations and chief operating officer for five years with Kraft Heinz Co. Earlier, during more than nine years with rail logistics leader America Latina Logistica SA, he held roles as chief executive officer and chief operating officer.

●	Chris Signorello, chief legal officer—Signorello previously served in senior legal roles with XPO, Inc., most recently as deputy general counsel and chief compliance officer from 2021 to 2023. Prior to XPO, he was with industrial and consumer products leader Henkel Corporation for nearly a decade, where he was associate general counsel, among other leadership positions. Earlier, he spent nine years with the product liability and commercial litigation practice groups at Goodwin Procter LLP.

●	Sean Smith, chief accounting officer and deputy chief financial officer—Smith has more than two decades of senior financial experience across multiple industries. From 2019 to 2024, he served as corporate controller for Chewy, Inc., a leading e-commerce retailer of pet supplies and medications. Prior to Chewy, he held key finance positions with XPO, Inc. over more than three years, most recently as corporate controller. He began his career with KPMG LLP.

Six inaugural members of QXO’s board of directors have been selected:

●	Brad Jacobs, chairman—Jacobs founded and led five public companies prior to QXO: United Waste Systems, Inc., United Rentals, Inc., XPO, Inc., and XPO’s spin-offs, GXO Logistics, Inc. and RXO, Inc. He serves as executive chairman of XPO and as non-executive chairman of GXO and RXO. Jacobs is the managing partner of Jacobs Private Equity, LLC.

●	Jason Aiken—Aiken has led the technologies segment of General Dynamics since 2023. Over the course of his 22-year tenure with General Dynamics, he served as the company’s chief financial officer from 2014 to 2024, and earlier as chief financial officer of General Dynamics subsidiary Gulfstream Aerospace, among other senior positions.

●	Marlene Colucci—Colucci has served as chief executive officer of The Business Council in Washington, D.C. since 2013. Previously, she was executive vice president of public policy for the American Hotel & Lodging Association, and earlier held positions as special assistant to the President of the United States in the Office of Domestic Policy, deputy assistant secretary with the Department of Labor’s Office of Congressional and Intergovernmental Affairs, and senior counsel with Akin Gump Strauss Hauer & Feld LLP. She is vice chair of the board of directors of GXO Logistics, Inc.

●	Mario Harik—Harik has led XPO, Inc. as chief executive officer since November 2022 and serves on its board. He joined XPO in 2011 as chief information officer, and held additional roles as chief customer officer and president, North American less-than-truckload. His prior career included chief information officer with Oakleaf Waste Management, chief technology officer with Tallan, Inc., and co-founder of G3 Analyst.

●	Mary Kissel—Kissel is executive vice president and senior policy advisor with Stephens Inc. She joined Stephens in 2021, following her role as senior advisor to the U.S. Secretary of State. Earlier, during 14 years with The Wall Street Journal, she served on the editorial board in New York, and as editorial page editor for Asia Pacific in Hong Kong. She began her career at Goldman Sachs. Kissel is a member of the Council on Foreign Relations and a director of the American Australian Council. She is vice chair of the board of directors of RXO, Inc.

●	Allison Landry—Landry is a former senior transportation research analyst with Credit Suisse, covering the trucking, railroad, airfreight and logistics industries for more than 15 years. Previously, she was a financial analyst and senior accountant with OneBeacon Insurance Co. (now Intact Insurance Specialty Solutions). She serves as vice chair of the board of directors of XPO, Inc.

Further QXO leadership appointments, including chief technology officer, as well as potential additional board members, will be announced at a future date.

On June 6, 2024, Jacobs Private Equity II, LLC (JPE) and certain co-investors closed a $1 billion equity investment into SilverSun Technologies, Inc. JPE became SilverSun’s majority stockholder and the company began operating and pursuing acquisitions under the new name of QXO.

About QXO, Inc.

QXO provides technology solutions, primarily to clients in the manufacturing, distribution and service sectors. The company provides consulting and professional services, specialized programming, training and technical support, and develops proprietary software. As a value-added reseller of business application software, QXO offers solutions for accounting, financial reporting, enterprise resource planning, warehouse management systems, customer relationship management, business intelligence and other applications.

QXO plans to become a tech-forward leader in the $800 billion building products distribution industry. The company is targeting tens of billions of dollars of annual revenue in the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

Forward-Looking Statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

●	risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock;

●	risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the equity investment, including in an amount that may significantly exceed the amount of the equity investment, and the effects that raising such capital may have on the Company and its business, including the risk of substantial dilution or that the Company’s common stock may experience a substantial decline in trading price;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●	the effect that the consummation of the equity investment and the other transactions contemplated by the Investment Agreement may have on the Company and its current or future business or on the price of the Company’s common stock;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●	the possibility that the warrants and the preferred stock issued pursuant to the Investment Agreement may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

●	risks associated with becoming a “controlled company” following the closing of the equity investment, as defined under applicable stock exchange rules, including that Jacobs will be able to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

●	the risk that certain rules of the U.S. Securities and Exchange Commission (the “SEC”) may require that any registration statement the Company may file with the SEC be subject to SEC review and potential delay in its effectiveness, and that a registration statement must be filed and declared effective for any acquisition (including an all-cash acquisition), which would delay its consummation and could reduce the Company’s attractiveness as an acquirer for potential acquisition targets;

●	the possibility that the concentration of ownership by Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the possibility that the Company’s status as a “controlled company” could cause the common stock of the Company to be less attractive to certain investors;

●	the risk that Jacobs’ past performance may not be representative of future results;

●	the risk that the Company is unable to retain world-class talent;

●	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;

●	risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

●	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

●	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

●	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

●	risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. None of the Company, JPE nor any person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler

joe.checkler@qxo.com

+1-732-674-4871

www.qxo.com

4